PROSHARES TRUST

ProShares UltraShort 3-7 Year Treasury; ProShares Ultra 7-10 Year Treasury; ProShares Short 7-10

Year Treasury; ProShares UltraShort 7-10 Year Treasury; ProShares Ultra 20+ Year Treasury;

ProShares Short 20+ Year Treasury; ProShares UltraShort 20+ Year Treasury; ProShares

UltraPro Short 20+ Year Treasury

Supplement dated October 4, 2016

to each Fund’s Summary Prospectus, Statutory Prospectus, and Statement of

Additional Information each dated October 1, 2016

ProShares intends that on or about October 14, 2016, the underlying index for each Fund will be changed, as reflected below, and each Fund will seek daily investment results, before fees and expenses, that correspond to its new Index’s performance times the stated multiple in the Fund’s investment objective. The components of each Fund’s current and new Index are substantially identical.

Fund	Current Index	New Index
ProShares UltraShort 3-7 Year Treasury	Bloomberg Barclays U.S. 3-7 Year Treasury Bond Index	ICE U.S. 3-7 Year Bond Index

ProShares Ultra 7-10 Year Treasury ProShares Short 7-10 Year Treasury ProShares UltraShort 7-10 Year Treasury	Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index	ICE U.S. 7-10 Year Bond Index

ProShares Ultra 20+ Year Treasury ProShares Short 20+ Year Treasury ProShares UltraShort 20+ Year Treasury ProShares UltraPro Short 20+ Year Treasury	Bloomberg Barclays U.S. 20+ Year Treasury Bond Index	ICE U.S. 20+ Year Bond Index

Please retain this supplement for future reference.